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                                                                     EXHIBIT 23C

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated March 11, 1998 regarding our audit of AT&T Capital Corporation as of December 31, 1997 and for the year then ended and to all references to our Firm included in or made a part of this registration statement on Form S-3.

                                          ARTHUR ANDERSEN LLP

New York, New York
March 18, 1998




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